HII Technologies, Inc

OILFIELD SERVICES

Corporate Presentation

September 9, 2013

Disclaimer

This presentation and related commentary may contain "forward-looking statements" within the meaning of Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HIIT's current expectations, estimates and projections about HIIT, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding future operational and activity expectations, anticipated financial performance in the second quarter of 2013. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by, words such as "expects," "believes," "anticipates" and similar phrases. Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to:

Risks that HIIT will be unable to achieve its financial, capital expenditure and operational projections, including quarterly projections of revenue and risks that HIIT's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HIIT as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U. S. oil and gas markets may not yield anticipated future growth in HIIT's businesses, worsen from the recent market declines, and/or that HIIT could experience further unexpected declines in activity and demand for its rental equipment service, risks relating to HIIT's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HIIT's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HIIT may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting HIIT's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HIIT's control, HIIT's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HIIT's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HIIT also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HIIT files periodically with the Securities and Exchange Commission.

HII Technologies

HIIT in Houston, Texas is an oilfield services company focused on providing service and rental equipment technologies to oilfield customers for horizontal drilling and hydraulic fracing in the domestic U.S.

Unconventional resource plays via Water, Safety, and Power

Current Financial Snapshot

HII Technologies Inc. is publicly traded and quoted on the OTCBB / OTCQB under the symbol **HIIT**

Current Assets *In thousands of dollars*

Total Assets	$5,183
Total Liabilities	$4,394
Total Equity	$789



Management & Board own approximately 25% of shares

Current Price $.27

Average daily volume 89,000 shares/day

Market Cap

$12.2 million

Approximately

45.1 million shares outstanding

Shares Outstanding and Market Cap: as of August 14, 2013
Assets, Liabilities, and Equity numbers are as of June 30, 2013

Areas of Focus

We provide essential services to exploration and production companies

WATER — AES Water Solutions (AES) supports fracing for exploration and production companies through complete water management packages.

SAFETY — AES Safety Services (AES-SS) makes compliance with state government safety regulations simple by providing oilfield E&P companies with contract certified safety contractors.

POWER — South Texas Power (STP) helps E&P companies efficiently manage changing power needs in the field by supplying portable generated power and lighting on a rental basis.

HIIT

Management

MATTHEW FLEMMING
CEO & President of HII Technologies

- CEO/CFO with 20+ years industrial, oilfield and manufacturing experience
- Former Director and Chief Financial Officer at Hemiwedge Industries, Inc.
- Former Chief Executive Officer of Faro – a specialty products company
- Significant acquisition and capital raise experience
- Substantial oilfield relationships

BRENT MULLINIKS
President of AES Water Solutions & Director HII Technologies

- Former VP of Engineering at Reichmann Petroleum Corporation
- Former VP of Oil and Gas Operations for Devonian Resources, Inc.
- Involved with horizontal drilling and fracing in the Barnett Shale since inception
- Petroleum Engineer with over 25 years experience in the oil and gas industry

BILLY COX
Vice President AES Water Solutions

- More than 25 years experience in oilfield services, operations, field crew management and business development
- Responsible for all aspects of water transfer used in hydo-fracing and AES field operations.

CHARLES DAVIS
President AES Safety Services

- Ten years experience in all aspects of oil and gas safety services with Petrohawk and Talisman companies
- Experienced in managing safety engineering contractors in Texas, Ohio and West Virginia

Quarterly Growth:
Assets & Liabilities


6000
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
In thousands of dollars
$2,635
$2,022
$4,182
$3,312
$4,870
$4,062
$5,183
$4,394
Q3 2012
Q4 2012
Q1 2013
Q2, 2013
Total Assets
Total Liabilities

CORPORATE LIQUIDITY	*In millions of dollars*
Accounts Receivable	$2.63
Total Line Of Credit	$2.00
Current Amount Outstanding	$.93
Available Liquidity Snapshot at August 15, 2013	$1.00

Quarterly Growth: **Revenue Streams Exceeding Estimates**


Actual Revenues Exceeding Revenue Guidance
Revenue Guidance
Millions of dollars
4.0
3.0
2.0
1.0
0.0
0.53
0.44
0.3
1.65
1.5
2.6
2.2
3.2
2.6
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Revenue Is Taking Off



Q2 2013 Revenues

up 600% from Q2 2012

Q2 2013 ACTUAL REVENUE:

$3.2 MILLION

Next wave of growth from expanded services and two new divisions (Power and Safety)

Gross Margin Improvement


40%
20%
26%
28%
Q4, 2012
Q1, 2013*
Q2, 2013
Q3, 2013

* Net margin mix was reset in Q1, 2013 due to the launch of two new divisions:

- Power – Dec 2012
- Safety – Jan 2013

Margins improving through increased sales in all divisions including newer power and safety

Total Cumulative Customers


45
40
35
30
25
20
15
10
5
0
APR MAY JUN JUL AUG SEPT OCT NOV DEC JAN FEB MAR APR MAY JUN JUL
2012
2013

HIIT

Customers

- Apache
- Coastal Drilling Co., LLC (CDC) – Texas - Louisiana
- Black Sable Energy, LLC
- LCS Production Company
- Penn Virginia Corporation
- Limestone Exploration II, LLC
- Swift Energy Company
- Salisbury
- SourceEnergy
- Foreland Operating
- HighMount Exploration & Production LLC
- Sundance energy
- Friedel Drilling Co
- Sanchez Energy Corporation
- Chesapeake Energy
- Buffco
- Eagle Ford Oil Co.
- Oryx Petroleum
- Antero Resources
- eog resources
- Texas International
- Peak Energy Services – A Clean Harbors Company
- Halcón Resources

Stock Price


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
20-Aug-12
4-Sep-12
17-Sep-12
1-Oct-12
15-Oct-12
31-Oct-12
12-Nov-12
26-Nov-12
10-Dec-12
24-Dec-12
7-Jan-13
22-Jan-13
4-Feb-13
19-Feb-13
4-Mar-13
18-Mar-13
1-Apr-13
15-Apr-13
29-Apr-13
13-May-13
27-May-13
10-Jun-13
17-Jun-13
1-Jul-13
15-Jul-13
29-Jul-13
12-Aug-13

Source: Bloomberg

Operational Footprint

We participate in the following unconventional tight oil and shale formation plays:

›Eagle Ford Shale
›Mississippi
›Woodford
›Permian
›Cline Shale
›Granite Wash
›Utica Shale and others


AES-SS
AES
STP
Utica & Marcellus
Ohio
Mississippi Lime
Granite Wash
Oklahoma
W. Virginia
Texas
Woodford
Cline Shale
Permian
Eagle Ford Shale

Our current operational foot print covers: Oklahoma, Texas Panhandle, West Texas, South Texas, Ohio, and West Virginia.

Growing Market
Shale & Tight Oil

"**Texas is still the top U.S. state in drilling activity**, according to data from Baker Hughes. There are **840 oil and natural gas drilling rigs in the state**, which comprises **about 47.7% of the country's rigs and 26.3% of rigs around the world** data showed. Most of the rigs are deployed in **Permian Basin and the Eagle Ford Shale.**"

FuelFix.com
May 30, 2013

RIG COUNT


450
400
350
300
250
200
150
100
50
0
258 255 270
385 401 401
64 65 71
185 191 169
Eagle Ford
Cline
TX Granite Wash
Oklahoma

PRODUCTION


90
80
70
60
50
40
30
20
10
0
In Thousands
54.3 56.7 66.5
84.6 80.0 79.5
3.3 3.0 3.0
24.7 24.9 19.4*
Eagle Ford
Cline
TX Granite Wash
Oklahoma
Q4, 2012
Q1, 2013
Q2, 2013

*Two months production

Source for total rig count: Baker Hughes Rig Count Data as of August 16, 2013

Source for total Texas Production: Texas Railroad Commission August 2013

Source for total Oklahoma Production: U.S. Energy Information Administration August, 2013

AES Water Solutions

Oilfield Water Management Solutions

HIIT

We Deliver… And We Don't Stop There

Water Management Services

AES Water Solutions provides essential water equipment on a rental basis, supplying oilfield clients with everything they need for water logistics, transportation, and recycling. This enables companies to realize major cost savings as well as increased efficiency in their drilling and fracing projects.

We have earned our reputation as the most trusted name in water management by continuously making the very best new technology available to our clients, and backing up our rental equipment with unparalleled 24/7 service.

Our revenue comes from the rental of:
Frac Water Recycling Units / 8" and 10" Water Transfer Piping and Pumps
Road Crossings / Distribution Manifold Trailers / Portable Flow-Back Units / Pits / Tanks

AES Water Solutions

Full Service Water Management


AES pipe / poly / flat hose
Water Transfer
Flow-back Services
Frac Site
Tanks
Tanks
Tanks
AES pumps
AES manifolds, sand traps, & gas separators
Water
Hydraulic Fracing

AES has approximately thirty-five miles of pipe and lay flat hose available for rental, as well as road crossings, fittings, plus various trucks and trailers to supply water to frac sites.





HIIT

OIL & GAS
Need For Water

Given increasing costs, E&P companies are being forced to practice water management methodologies.

This is an underserved market segment, and competition is very fragmented.

Acording to a Chesapeake Energy factsheet (May 2012), **5 million gallons of water** are needed to drill and fracture a typical deep shale gas well. This amount of water would fill

7.5 OLYMPIC
SIZE SWIMMING POOLS.



HIIT

Increased Services To Customers In Current Footprint

Originally : Water Transfer To Site

- Paid on rental of above ground pipe, pumps, manifolds, etc.

Recently Added: Flow Back Services

- Sand, water, gas separation, and delivery to on-site tanks
- Paid on day rates for service crew and equipment

Future Step: On-site Water Recycling

- Per-barrel cleaning charge

THE MARKET
Need For Water

According to StateImpact, "As of April 13, 2013, **99 percent of Texas** is in some form of drought conditions, and the state's reservoirs are only 66 percent full.

Nearly 11 percent of the state is in "EXCEPTIONAL" drought, the worst stage."



Water Recycling Opportunities

Market Research firm Lux Research expects frac water clean-up market to **grow nine-fold to $9B in 2020.**

AES is positioned to offer significant value through on-site frac water recycling



AES is continually reviewing **new technologies for portable flow back water treatment.**

HIIT

One Size Does Not Fit All

Presently Testing Several Technologies:

Electro & Chemical Coagulation	**Reverse Osmosis**
Filtration	Evaporation

volume

price

On-site testing allows us to tailor frac water recycling programs to meet individual customer needs and site conditions.

Sustained Competitive Edge

- Signed master services agreements from existing customers
- Commercialization supported by existing cash flow
- Cost-savings for customers through on-site service
- Partnerships with established water recycling providers
- Management and staff with extensive oilfield and water recycling experience

AES Safety Services

Providing on-site contract certified safety consultants in state regulated areas for E&P companies

HIIT

The Preferred Way For Oilfield Companies To Meet HSE Requirements

Turn-key Safety Services

This fast-growing division of HII Technologies is revolutionizing the way oilfield companies achieve their internal health, safety, and environment goals, as well as satisfy the increasing requirements placed upon them by federal and state governments.

AES Safety Services provides on-site safety personnel on a contract basis to our clients in the oilfield. AES-SS is the company some of the most respected names in energy rely upon to save them money while helping them meet the highest standards in health and safety.

Our revenue comes from:
On-Site Safety Training / Procedure Monitoring / Developing Customized HSE Programs
Compliance with Federal and State Testing Requirements

HIIT

About AES Safety Services

›Charles Davis, President of AES Safety Services (previously with Talisman and Petro Hawk Energy) brings 10 years of safety service experience.

›Our safety engineering contractors have an average of ten years' experience.

›Presently operating in Texas, Ohio and West Virginia: on-site safety consultants are required by several state regulations.

Launched in January 2013



Market Drivers For Safety Services

1. Trend continuing with state/federal regulations requiring full time on-site safety personnel

2. Many E & P companies trend toward outsourcing safety personnel

3. Mandated by companies to have health, safety, environment (HSE) presence

4. Obligation to employees to maintain HSE standards

5. Reduced on-site risks and liabilities

Safety Services

HSE Services Offered

Federal and state required testing to meet health and environmental compliance

On-site safety training

Field audit inspections

On-site consultant from drilling to completion

Expected Value to Customers

Immediate access to qualified certified personnel

Savings on overhead

Reduced workplace injuries

Compliance with increasing state regulations

FUTURE Outlook

AES-SS is positioned to keep pace with demand, due to state regulations and increasing community expectations driving growth in the safety services marketplace.



STP

SOUTH TEXAS POWER

Oilfield Portable Power Management Solutions Company

HIIT

The Power Oilfield Companies Need,
Where They Need It, When They Need It

Mobile Power Solutions

More oilfield companies than ever are renting power equipment in order to keep up with their expanding production. With its full range of portable power solutions, STP is growing quickly as the need for on-demand power continues to increase throughout the Eagle Ford Shale and the expansion into other shale areas.

Our revenue comes from the rental of:
Diesel Generators / Natural Gas Generators
Light Towers / Safety Trailers / 24 Hour Service

STP DEPLOYS, RENTS AND SERVICES MOBILE AND ON-SITE

Oilfield Power

24/7


Kenedy
Karnes County

Near Kenedy, TX (Eagle Ford Shale)

- **Mobile Diesel Generators:** 20Kw to 300 Kw, custom units up to 1Mw
- **Mobile Natural Gas Generators:** 50 Kw to 300 Kw, custom solutions up to 1Mw
- **Light Towers:** 20Kw for powering travel trailers and lights, 400Kw to 20,000Kw capacity
- **Open/Full Housing Safety and Cooling Trailers:** standard and custom sizes.

HIIT

The Market
Need For Power

FACT

In many cases, drilling locations are not close to a power source, and obtaining needed power in the field becomes logistically challenging or impossible.

Portable onsite power generation (diesel and natural gas powered) is critical to oilfield operations.

SOLUTION

HIIT

About STP Personnel

STP's staff of experienced service technicians is trained and led by:

Chad Crady, Vice President Operations, and Jason Cuevas, General Manager, have extensive experience and relationships in the Eagle Ford Shale market.


STP

Previously, Mr. Crady was a Sales Executive with Aggreko, and Mr. Cuevas was a GM with NOV Portable Power in the Eagle Ford Shale.

STP Objectives

- Increase customer base
- Bring technology in natural gas application to portable oilfield power
- Reduce fuel operating costs by 80% or more using natural gas



AES-SS
AES
STP
Ohio
Utica & Marcellus
Mississippi Lime
Granite Wash
Oklahoma
W. Virginia
Texas
Woodford
Cline Shale
Permian
Eagle Ford Shale

Expanding into other important oil & gas producing regions

How Does HIIT Support The Growth Of Its Subsidiaries?

1. Bringing in new technologies to operating units:

- **Water** – Pursuing recycling technologies for millions of gallons of flow back
- **Power** – Natural gas generator technologies
- **Safety** – New site control programs

2. Financial expertise to fund growth

3. Relationships in oilfield



Summary

- HIIT combines resources and knowledge to satisfy three essential needs of the oil and gas industry.
- Customers benefit from scalable solutions, reduced limitations, and added flexibility.
- Complementary partnerships give HIIT the competitive advantage through a variety of established and innovative technologies.

Contact Information

AES WATER SOLUTIONS

Brent Mulliniks
817-454-3094
Brent@AESwatersolutions.com

Billy Cox
806-255-0122
Billy@AESwatersolutions.com

SOUTH TEXAS POWER

Chad Crady
361-215-9327
Chad@Oilfield-Generators.com

Jason Cuevas
361-319-5550
Jason@Oilfield-Generators.com

AES SAFETY SERVICES

Charles Davis
979-505-0052
Charles@AESsafetyservices.com

Need For Oilfield Rental Equipment

Operators Want

No-hassle solutions

Reduced direct labor

Service expertise on equipment

Capital investment in equipment purchase

Responsibility for equipment maintenance

Idle equipment

Operators Do Not Want